UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHEAST UTILITIES

(Name of Registrant as Specified In Its Charter)

NORTHEAST UTILITIES

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NORTHEAST UTILITIES

107 SELDEN STREET, BERLIN, CONNECTICUT 06037

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Shareholders to Be Held on Tuesday, May 13, 2008

You can view the Annual Report and Proxy Statement for Northeast Utilities on the Internet at: http://bnymellon.mobular.net/bnymellon/nu

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

Dear Shareholder:

The Annual Meeting of Shareholders of Northeast Utilities (“NU” or the “Company”) will be held on Tuesday, May 13, 2008, at 10:30 a.m., at the offices of Public Service Company of New Hampshire, Energy Park, 780 North Commercial Street, Manchester, New Hampshire 03101, for the following purposes:

1.	To elect twelve nominees as Trustees, the names of whom are set forth in the accompanyingProxy Statement, for the ensuing year;

2.	To ratify the selection of Deloitte & Touche LLP as independent auditors for 2008; and

3.	To transact any other business that may properly come before the meeting or any adjournment thereof.

Management recommends a vote “FOR” the election of the nominees for Trustee and “FOR” the ratification of the selection of Deloitte & Touche LLP as independent auditors

The Board of Trustees has fixed the close of business on March 14, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

CONTROL NUMBER
i

You may vote your NU common shares when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found in the Proxy Statement and on our website, www.nu.com.

If you would like to receive a paper or electronic copy of the Proxy Materials, you must request them. Such documents will be sent to you at no charge. Please make sure you request a paper copy as instructed below on or before April 29, 2008 to facilitate timely delivery by mail. Electronic copies will be delivered by e-mail.

The following Proxy Materials are available for you to review online at:

http://bnymellon.mobular.net/bnymellon/nu

•	The Company’s 2008 Proxy Statement (including all attachments thereto);

•	The Proxy Card;

•	The Company’s Annual Report for the year ended December 31, 2007; and

•	Any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/nu

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR NU COMMON SHARES ELECTRONICALLY.

Please ensure that you have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your Proxy Materials online

OR WHEN YOU WANT TO VOTE YOUR NU COMMON SHARES ELECTRONICALLY.

TO VOTE BY INTERNET

Use the internet to vote your NU common shares.

Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic

Proxy Card and vote your NU common shares.